EXHIBIT 23.1

                 CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-99377) of Longview Fibre Company of our report dated December 9, 2003 relating to the financial statements, which appear in this Form 10-K.



PRICEWATERHOUSECOOPERS, LLP
PRICEWATERHOUSECOOPERS, LLP

Portland, Oregon
January 21, 2004